UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                  July 25, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)

             1- 4682                                 22-1326940
      (Commission File Number)            (IRS Employer Identification No.)

                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 - Completion of Acquisition or Disposition of Assets

     On July 25, 2007 Thomas & Betts Corporation (the "Company") completed the previously announced acquisition of the Joslyn Hi-Voltage and Power Solutions businesses from Danaher Corporation ("Danaher") for a purchase price of $280 million. The Company paid cash for the transaction through the use of available cash resources. Other than the Purchase Agreement, there are no material relationships between the Company and Danaher or any of their respective affiliates.

     The Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the closing of the transaction.


Item 9.01 - Financial Statements and Exhibits

    (a) Financial Statements of businesses acquired.

        No Financial Statements relating to the Acquisition are required pursuant to Rule 3-05 of Regulation S-X.

    (b) Pro forma financial information.

        No pro forma financial information relating to the transaction is required pursuant to Article 11 of Regulation S-X.

    (c) Exhibits.

     2.1 Purchase and Sale Agreement, dated as of June 30, 2007 among Joslyn Holding Company, Danaher UK Industries Limited, and Joslyn Canada as Sellers; and Thomas & Betts Corporation as Buyer

     99.1 Press Release dated July 25, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Thomas & Betts Corporation
                               (Registrant)


                               By: /s/ W. David Smith, Jr.
                               ---------------------------------
                               W. David Smith, Jr.
                               Assistant General Counsel and Assistant Secretary


Date:  July 25, 2007

                                  Exhibit Index


Exhibit     Description of Exhibits
-------     -----------------------

2.1 Purchase and Sale Agreement, dated as of June 30, 2007 among Joslyn Holding Company, Danaher UKIndustries Limited, and Joslyn Canada as Sellers; and Thomas & Betts Corporation as Buyer

99.1        Press Release of the Registrant dated July 25, 2007